UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska      68137

(Address of principal executive offices)         (Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

3/31

Date of reporting period: 3/31/11

Item 1.  Reports to Stockholders.

 Class A shares: PFFAX

Class I shares: PFFNX

Annual Report

March 31, 2011

Distributed by Northern Lights Distributors, LLC

Member FINRA

May 31, 2011

Dear Investor,

The Princeton Futures Strategy Fund (“Fund”) seeks to provide diversified exposure to the commodity, financial and foreign exchange markets while attempting to generate attractive, risk adjusted returns. The Fund’s Sub-adviser, 6800 Capital LLC (“6800”), has selected a dynamic portfolio of active Commodity Trading Advisors (“CTA”) in order to provide diversified exposure to these markets, with a focus on low correlation among the CTA managers.  6800 draws upon its’ deep experience in managing diversified futures over the past 15+ years in designing and implementing the portfolio.  In addition, the Fund has a strategic allocation to an active short-term fixed income strategy which is managed by Congress Asset Management (“Congress”). This strategy provides an opportunity for enhanced returns and better liquidity management, further diversifying the Fund. Congress has managed short-term fixed income for more than 13 years.

The Fund launched on July 19, 2010.  As of April 30, 2011 the Fund had grown in assets to more than $280,000,000.00 and is allocating capital to 15 different CTA Managers.  The objective of the Fund with respect to the underlying CTA managers is to develop a highly diverse portfolio of CTA managers.  By diversifying across a number of CTA managers who use different strategies to trade a broad range of markets over varying time-frames or cycles, the Fund seeks differing and complimentary return streams which we believe reduce the volatility often associated with managed futures investing over the long term.

The pie chart below shows some of the strategies that are currently managed by the underlying CTA managers that the Fund is invested with:

The Fund finished the fiscal period ended March 31, 2011 up 5.40% in the A share class and 5.65% in the I share class.  The Fund experienced positive performance in both the third and fourth quarters of 2010, and was down slightly in the first quarter of 2011.  During this time period the Fund was positive in 7 of the 10 months, with the best month up 4.79% and the worst month down 2.06%. The diversity of the Princeton Futures Strategy Fund can potentially provide a framework for managing up and down capture of markets, particularly volatile markets. We believe the Fund’s performance over this period is indicative of this diversification framework. The Princeton Futures Strategy Fund maintains a policy related to the maintenance of a specified level of distributions to shareholders, and has met its obligation under this policy through distributions made in December.

As the Fund was launched in July of 2010, in the first few months of the Fund’s inception it continued to expand its exposure to CTA managers. From inception through March 31, 2011, the Fund was invested consistent with the stated objectives and investment strategy detailed in the Fund’s prospectus.

Looking back on the Fund’s year in review, beginning with a review of September, the second full month of operations and the time period in which the Fund became more fully invested, the market conditions during the month were generally favorable for most of the Fund’s CTA advisors, with the exception of one contrarian strategy which focuses on U.S. stock indices.  In reviewing market conditions, the financial complex (world-wide interest rates, foreign currencies and international stock indices), were quite volatile during the period, with the exception of sustained trends in the safe-haven currencies of Switzerland and Japan. Reacting to the very mixed economic statistics, concern (and sometimes, the lack of concern) about the stability of the European banking system, the level of Chinese economic activity, good U.S. earnings reports and the prospect of more quantitative easing by the Fed, the financial market gyrated up and down in response to the news of the day. This resulted in a difficult trading environment for many strategies during this limited period of time. In the traditional commodity sector, however, there were a number of strong trends in corn, sugar, coffee, cotton, natural gas, and precious and industrial metals. In many cases, weather conditions played  an  important  role, whether it was drought in Russia, floods in Pakistan, dryness in Brazil and China. Given the low level of world supply for many of these commodities, the burgeoning demand from China and other emerging economies, poor weather conditions which potentially will further reduce supplies have served to send some prices to levels not seen in many years. With the exception of natural gas which continued to decline, the energy complex was more two-sided, taking its cue from the financial complex, but supported by the continually rising demand from China. Given the relatively high prices in a number of markets, the extreme economic uncertainty and the vagaries of Mother Nature, we think it reasonable to expect a relatively high level of volatility in a number of markets and hopefully, some significant opportunities for profit.

PFSF performance was positive in October as the Fund’s advisors were able to capitalize on a number of profitable trading opportunities that began in September and then continued into October. However, markets in November were not so kind; we experienced a number of rather dramatic reversals across the managed futures space.  In many cases, these occurred across unrelated markets which resulted in extremely difficult trading conditions and a difficult month. Despite these difficulties, we believe the diversity of the performance characteristics of the different advisors cushioned the impact of November’s market reversals and volatility on PFSF. The driving force in many of the physical commodity markets was the burgeoning demand from the emerging economies, primarily China, coupled with poor weather conditions potentially affecting the production and supply of a number of different agricultural markets at this time. It was no surprise that many of these markets dropped sharply in November when China announced additional plans to slow down its rapidly growing economy. Talk of price controls also cast a bearish spell.

Buffeting the financial markets in November were concerns over the economic bailout of Ireland, fears of the European bank “contagion”, favorable U.S. economic statistics, more “quantitative easing” by the U.S. Fed, and fears of “foreign exchange wars”. The net result was a reversal in November of many trends; weaker domestic and international equity markets, a rally in the dollar, except versus the commodity currencies; and higher long-term interest rates. These factors also contributed to the general weakness in the commodity sector. Given the continued world-wide economic uncertainty and the yet-to-be-seen effectiveness of China and India to at least slow down the torrid pace of economic growth, we continued to expect a considerable amount of market volatility and choppiness as we headed into year end.

During December, all but one of the Fund’s CTAs were profitable during the month as the many price reversals that took place in November were followed by a resumption of the many trends that began in October. Trend-followers in virtually all time frames were able to capitalize on December’s market moves, while the sole unprofitable contributor was a contrarian who trades in stock indices.  To summarize, there were three principal drivers of market performance during December: The concern over the European banking industry due to the problems in Ireland and Spain, which was one of the causes of November’s reversals, abated in December. This allowed the markets to focus more on the continued growth in the economies of China, India, Brazil and other emerging nations and the slow, but steady recovery in the more mature economies of the U.S. and Europe. The anticipated quantitative easing and the torrid growth of demand from China continued to fuel inflationary expectations. Floods in Australia, dryness in South America and adverse weather conditions for several crops threatened supplies of a number of agricultural markets which had already been reduced by the growing demand of the developing nations. As a result, the vast majority of the raw agricultural and industrial commodity markets were higher during the month as were stock indices. Interest rates rose, particularly in the long end of the market. Foreign currencies were mixed, while the commodity currencies of Canada and Australia were higher as were the safe-haven currencies of Japan and Switzerland. The Fund’s CTAs were able to capitalize on the return to trending conditions, and profits were generated in almost all market sectors.

In January there was a pause to the trends that produced positive results in December, delivering rather lackluster results for the first month of the new year. Many of those trends resumed in February resulting in solid gains for the month. However, a strong February was proceeded by a March that brought forth sudden reversals in many markets due to the mid-East turmoil, as well as the earthquake and tsunami in Japan. As a result, the gains that had been generated through February were erased and the Fund ended the quarter down only slightly.

Performance among the individual CTAs varied widely as might be expected given the nature of market conditions during the quarter. The two most profitable strategies were long-only and those heavily focused on the raw agricultural and industrial commodity markets. Their gains, however, were more than offset with losses incurred by longer term trend followers who incurred significant equity draw downs from the sharp market reversals, as well as one of the shorter term trend following and counter-trend CTAs whose strategy did not cope well with the market down draft and subsequent recovery. All in all, however, the performance of the individual strategies in the Fund was consistent with what might have been anticipated given the market price action and the respective portfolio positions. The great diversity of the Fund’s portfolio enables the Fund to take advantage of the opportunities that have historically, and we believe will continue to present themselves, in this market and in future markets.

www.pfstrategyfund.com                                                                               1.888.868.9501
    1062-NLD-5/26/2011

Princeton Futures Strategy Fund
PORTFOLIO REVIEW
March 31, 2011 (Unaudited)

The Portfolio's performance figures* for the period ended March 31, 2011, as compared to its benchmark:
		Inception** -
		March 31, 2011
Princeton Futures Strategy Fund Class A		5.40%
Princeton Futures Strategy Fund Class A with load		-0.66%
Princeton Futures Strategy Fund Class I		5.65%
Barclay BTOP50 Index		6.50%

* The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%.   Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annual operating expenses are 2.20% for Class A shares, 1.95% for Class I shares per the June 8, 2010, prospectus. For performance information current to the most recent month-end, please call toll-free 1-888-868-9501.

The BTOP50 Index seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. For 2011 there are 28 funds in the BTOP50 Index.

** Inception date is July 19, 2010.
Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Commodity Trading Advisors	30.3%
U.S Government & Agency Obligations	31.0%
Corporate Bonds & Notes	21.2%
Short-Term Investments	11.0%
Other / Cash & Cash Equivalents	6.5%
	100.0%

Princeton Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
March 31, 2011

Shares				Value
	COMMODITY TRADING ADVISORS - 30.3%
26,765,965	AlphaMetrix Strategies Offshore Fund, Ltd. * +			$ 39,092,707
6,892,903	Crabel Multi-Product Class A *			6,998,497
6,788,123	Fort Global Contrarian LP *			6,411,175
1,710,173	Conquest Macro Fund, LLC Series C3 *			1,592,119
4,314,274	Paskewitz Contrarian Stock Index *			3,942,928
2,498,191	Quantitative Global 3x Fund, Ltd. * + ++			2,541,881
1,974,762	The Tap Fund, Ltd. * + ++			2,113,472

	TOTAL COMMODITY TRADING ADVISORS (Cost $62,292,129)			62,692,779

Principal ($)		Coupon (%)	Maturity	Value
	CORPORATE BONDS & NOTES - 21.2%

	AUTOMOBILE ABS - 1.8%
$ 1,762,191	Santander Drive Auto Receivables Trust Class A2	1.3600	3/15/2013	1,767,099
2,000,000	Volkswagen Auto Loan Enhanced Trust Class A2	0.6700	12/20/2013	1,996,875
				3,763,974
	BANKS - 4.7%
2,000,000	Bank of America Corp.	4.8750	9/15/2012	2,091,800
2,000,000	Citigroup, Inc.	5.3000	10/17/2012	2,108,860
150,000	Citigroup, Inc.	5.1000	9/29/2011	153,042
2,001,000	Goldman Sachs Group Inc. (The)	5.4500	11/1/2012	2,125,942
1,000,000	JPMorgan Chase & Co.	4.7500	5/1/2013	1,061,610
1,045,000	Morgan Stanley Series GMTN	5.7500	8/31/2012	1,105,850
1,000,000	Wells Fargo & Co.	5.2500	10/23/2012	1,059,910
				9,707,014
	BEVERAGES - 0.5%
1,000,000	PepsiCo, Inc.	5.1500	5/15/2012	1,047,320

	COMMERCIAL MBS - 4.3%
1,850,000	Bear Stearns Commercial Mortgage Securities
	Class A4	4.5210	11/11/2041	1,867,723
4,530,245	Credit Suisse First Boston Mortgage Securities
	Corp. Class A4	4.2830	10/15/2039	4,557,245
2,374,834	Wachovia Bank Commercial Mortgage
	Trust Class A2	5.0010	7/15/2041	2,378,753
				8,803,721
	COMPUTERS - 0.8%
1,654,000	Hewlett-Packard Co.	2.9500	8/15/2012	1,698,642

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2011

Principal ($)		Coupon (%)	Maturity	Value
	DIVERSIFIED FINANCIAL SERVICES - 4.8%
$ 1,933,000	American Express Co.	4.8750	7/15/2013	$ 2,054,992
500,000	Bear Stearns Cos, LLC (The )	5.3500	2/1/2012	518,715
571,000	Boeing Capital Corp.	6.5000	2/15/2012	599,556
1,000,000	Caterpillar Financial Services Corp. Series MTN	1.9000	12/17/2012	1,015,140
1,000,000	General Electric Capital Corp.	2.8000	1/8/2013	1,022,750
1,000,000	General Electric Capital Corp.	3.5000	8/13/2012	1,031,330
2,000,000	Household Finance Corp.	6.3750	11/27/2012	2,151,400
120,000	HSBC Finance Corp.	5.7000	6/1/2011	120,888
500,000	National Rural Utilities Cooperative Finance Corp.	2.6250	9/16/2012	511,244
1,000,000	Toyota Motor Credit Corp. Series MTN	1.3750	8/12/2013	996,160
				10,022,175
	ELECTRIC - 0.7%
1,285,000	Alabama Power Co. Series 07-D	4.8500	12/15/2012	1,364,027

	INSURANCE - 0.5%
1,000,000	MetLife, Inc.	5.3750	12/15/2012	1,065,040

	MINING - 0.4%
750,000	BHP Billiton Finance USA, Ltd.	5.1250	3/29/2012	782,370

	OIL & GAS - 0.4%
750,000	ConocoPhillips	4.7500	10/15/2012	792,982

	PHARMACEUTICALS - 0.5%
750,000	Eli Lilly & Co.	6.0000	3/15/2012	788,648
150,000	Merck & Co., Inc.	1.8750	6/30/2011	150,543
				939,191

	RETAIL - 0.3%
635,000	Costco Wholesale Corp.	5.3000	3/15/2012	664,134

	TELECOMMUNICATIONS - 1.5%
1,000,000	BellSouth Corp.	4.7500	11/15/2012	1,057,400
495,000	Verizon Maryland, Inc. Series A	6.1250	3/1/2012	517,240
1,413,000	Verizon Virginia, Inc. Series A	4.6250	3/15/2013	1,488,596
				3,063,236

	TOTAL CORPORATE BONDS & NOTES (Cost $43,822,451)			43,713,826

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2011

Principal ($)		Coupon (%)	Maturity	Value
	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 31.0%
$ 1,000,000	Federal Farm Credit Bank	1.1250	10/3/2011	$ 1,004,460
2,060,000	Federal Farm Credit Bank	1.8750	12/7/2012	2,098,728
1,031,000	Federal Farm Credit Bank	2.2500	4/24/2012	1,051,094
1,000,000	Federal Home Loan Banks	0.5500	12/3/2012	996,030
1,000,000	Federal Home Loan Banks	0.7500	12/21/2011	1,003,630
1,000,000	Federal Home Loan Banks	0.8500	3/7/2013	998,760
2,000,000	Federal Home Loan Banks	1.0000	3/27/2013	2,005,180
1,500,000	Federal Home Loan Banks	3.6250	9/16/2011	1,523,295
1,345,000	Federal Home Loan Banks	1.6250	7/27/2011	1,351,174
1,025,000	Federal Home Loan Banks	2.0500	8/10/2012	1,031,170
1,000,000	Federal Home Loan Banks	1.7500	12/14/2012	1,015,890
1,200,000	Federal Home Loan Mortgage Corp.	6.0000	6/15/2011	1,214,352
2,000,000	Federal Home Loan Mortgage Corp.	1.0000	5/24/2013	1,999,000
2,000,000	Federal Home Loan Mortgage Corp.	1.1000	12/27/2012	2,011,460
2,000,000	Federal Home Loan Mortgage Corp.	0.7500	12/28/2012	1,998,860
1,000,000	Federal Home Loan Mortgage Corp.	1.2500	7/25/2013	999,540
1,000,000	Federal Home Loan Mortgage Corp.	2.1250	3/23/2012	1,017,030
1,000,000	Federal Home Loan Mortgage Corp.	2.1250	9/21/2012	1,021,650
2,000,000	Federal Home Loan Mortgage Corp. Series 1	0.7500	3/28/2013	1,994,600
1,000,000	Federal National Mortgage Association	1.0000	4/4/2012	1,006,170
2,497,000	Federal National Mortgage Association	2.0000	1/9/2012	2,529,436
1,000,000	Federal National Mortgage Association	1.0000	11/23/2011	1,004,710
1,300,000	Federal National Mortgage Association	4.7500	2/21/2013	1,393,353
1,370,000	Federal National Mortgage Association	4.3750	7/17/2013	1,471,435
2,000,000	Federal National Mortgage Association	5.0000	10/15/2011	2,051,180
1,000,000	Tennesse Valley Authority Series A	6.7900	5/23/2012	1,071,810
2,000,000	United States Treasury Note/Bond	0.8750	1/31/2012	2,009,844
2,000,000	United States Treasury Note/Bond	1.0000	7/31/2011	2,005,625
2,000,000	United States Treasury Note/Bond	1.0000	8/31/2011	2,006,797
2,000,000	United States Treasury Note/Bond	1.0000	9/30/2011	2,008,047
2,000,000	United States Treasury Note/Bond	1.0000	12/31/2011	2,010,859
2,000,000	United States Treasury Note/Bond	1.3750	2/15/2012	2,018,828
2,000,000	United States Treasury Note/Bond	1.3750	10/15/2012	2,023,438
2,000,000	United States Treasury Note/Bond	1.3750	11/15/2012	2,023,359
2,000,000	United States Treasury Note/Bond	1.3750	1/15/2013	2,022,422
3,000,000	United States Treasury Note/Bond	1.3750	2/15/2013	3,033,516
2,000,000	United States Treasury Note/Bond	1.5000	7/15/2012	2,026,562
2,000,000	United States Treasury Note/Bond	1.7500	8/15/2012	2,033,750
2,000,000	United States Treasury Note/Bond	1.8750	6/15/2012	2,034,531
	TOTAL U.S. GOVERNMENT &
	AGENCY OBLIGATIONS (Cost $64,162,731)			64,121,575

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2011

Principal ($)		Coupon (%)	Maturity	Value
	SHORT-TERM INVESTMENTS - 11.0%

	DISCOUNT NOTES - 9.4%
$ 6,000,000	BNP Paribas Finance, Inc.		4/1/2011	$ 6,000,000
1,500,000	Freddie Mac Discount Notes		5/2/2011	1,499,806
1,000,000	United States Treasury Bill		4/7/2011	999,977
1,000,000	United States Treasury Bill		4/14/2011	999,947
1,000,000	United States Treasury Bill		4/21/2011	999,915
1,000,000	United States Treasury Bill		4/28/2011	999,891
1,000,000	United States Treasury Bill		5/5/2011	999,858
1,000,000	United States Treasury Bill		5/12/2011	999,874
1,000,000	United States Treasury Bill		5/19/2011	999,880
1,000,000	United States Treasury Bill		5/26/2011	999,812
1,000,000	United States Treasury Bill		6/2/2011	999,811
1,000,000	United States Treasury Bill		6/9/2011	999,865
1,000,000	United States Treasury Bill		6/16/2011	999,842
1,000,000	United States Treasury Bill		6/23/2011	999,826
				19,498,304
Shares
	MONEY MARKET FUND - 1.6%
3,304,280	BlackRock Liquidity Funds T-Fund Portfolio			3,304,280

	TOTAL SHORT-TERM INVESTMENTS (Cost $22,802,584)			22,802,584

	TOTAL INVESTMENTS - 93.5% (Cost $193,079,895) (a)			$ 193,330,764
	OTHER ASSETS LESS LIABILITIES - 6.5%			13,395,976
	TOTAL NET ASSETS - 100.0%			$ 206,726,740

* Non-Income producing investment.
+ This investment is a holding of Princeton Futures Strategy Fund SPC.
++ Restricted securities. The aggregate value of such securities is 2.3% of net assets and they have been fair valued under procedures established by the Fund's Board of Trustees.

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $193,660,449 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

			Unrealized appreciation:	$ 59,445
			Unrealized depreciation:	(389,130)
			Net unrealized depreciation:	$ (329,685)

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
March 31, 2011

ASSETS
Investment securities:
At cost	$ 193,079,895
At value	$ 193,330,764
Cash	12,150,000
Receivable for Fund shares sold	3,076,911
Interest receivable	646,176
Prepaid expenses and other assets	34,984
TOTAL ASSETS	209,238,835

LIABILITIES
Payable for investments purchased	2,187,026
Investment advisory fees payable	244,181
Payable for Fund shares repurchased	22,300
Fees payable to other affiliates	11,429
Distribution (12b-1) fees payable	4,394
Accrued expenses and other liabilities	42,765
TOTAL LIABILITIES	2,512,095
NET ASSETS	$ 206,726,740

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 207,108,252
Accumulated net investment loss	(561,259)
Accumulated net realized loss from security transactions	(71,122)
Net unrealized appreciation of investments	250,869
NET ASSETS	$ 206,726,740

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 22,673,114
Shares of beneficial interest outstanding	2,171,121
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 10.44
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%) (a)	$ 11.08

Class I Shares:
Net Assets	$ 184,053,626
Shares of beneficial interest outstanding	17,603,560
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 10.46

(a) On investments of $25,000 or more, the offering price is reduced.

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Period Ended March 31, 2011 (a)

INVESTMENT INCOME
Interest	$ 126,862
TOTAL INVESTMENT INCOME	126,862

EXPENSES
Investment advisory fees	668,238
Professional fees	66,278
Administrative services fees	50,217
Transfer agent fees	39,734
Accounting services fees	31,966
Registration fees	30,157
Distribution (12b-1) fees, Class A	12,539
Printing and postage expenses	12,148
Compliance officer fees	8,786
Custodian fees	5,857
Trustees fees and expenses	4,391
Other expenses	8,970
TOTAL EXPENSES	939,281

Less: Fees waived by the Advisor	(197,927)

NET EXPENSES	741,354
NET INVESTMENT LOSS	(614,492)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from security transactions	(30,621)
Net change in unrealized appreciation (depreciation) of investments	250,869
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	220,248

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (394,244)

(a) The Princeton Futures Strategy Fund commenced operations on July 19, 2010.

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
March 31,
2011 (a)
FROM OPERATIONS
Net investment loss	$ (614,492)
Net realized loss from security transactions	(30,621)
Net change in unrealized appreciation (depreciation) of investments	250,869
Net decrease in net assets resulting from operations	(394,244)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	(71,953)
From net investment income:
Class A	(58,533)
Class I	(371,450)
Net decrease in net assets from distributions to shareholders	(501,936)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	24,024,445
Class I	186,127,600
Net asset value of shares issued in reinvestment of distributions:
Class A	65,273
Class I	391,276
Payments for shares redeemed:
Class A	(1,376,370)
Class I	(1,609,304)
Net increase in net assets from shares of beneficial interest	207,622,920

TOTAL INCREASE IN NET ASSETS	206,726,740

NET ASSETS
Beginning of Period	-
End of Period *	$ 206,726,740
*Includes accumulated net investment loss of:	$ (561,259)

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (Continued)

For the
Period Ended
March 31,
2011 (a)
SHARE ACTIVITY
Class A:
Shares Sold	2,295,885
Shares Reinvested	6,228
Shares Redeemed	(130,992)
Net increase in shares of beneficial interest outstanding	2,171,121

Class I:
Shares Sold	17,719,784
Shares Reinvested	37,335
Shares Redeemed	(153,559)
Net increase in shares of beneficial interest outstanding	17,603,560

(a) The Princeton Futures Strategy Fund commenced operations on July 19, 2010.

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Class A	Class I
	Period Ended	Period Ended
	March 31,	March 31,
	2011 (1)	2011 (1)
Net asset value, beginning of period	$ 10.00	$ 10.00

Activity from investment operations:
Net investment loss (2)	(0.14)	(0.12)
Net realized and unrealized
gain on investments	0.68	0.69
Total from investment operations	0.54	0.57

Less distributions from:
Net investment income	(0.08)	(0.09)
Net realized gains	(0.02)	(0.02)
Total distributions	(0.10)	(0.11)

Net asset value, end of period	$ 10.44	$ 10.46

Total return (3)(6)	5.40%	5.65%

Net assets, at end of period (000s)	$ 22,673	$ 184,054

Ratio of gross expenses to average
net assets (4)(5)	2.95%	2.44%
Ratio of net expenses to average
net assets (5)	2.20%	1.95%
Ratio of net investment loss
to average net assets (5)	(1.87)%	(1.61)%

Portfolio Turnover Rate (6)	7%	7%

(1) The Princeton Futures Strategy Fund's Class A and Class I shares commenced operations July 19, 2010.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Total returns shown exclude the effect of applicable sales charges.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5) Annualized for periods less than one full year.
(6) Not annualized.

Princeton Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2011

1.

ORGANIZATION

The Princeton Futures Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.   The Fund currently offers two distinct share classes; Class A and Class I shares. The Fund seeks to achieve capital appreciation and manage volatility as a secondary objective. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

The Fund currently offers Class A and Class I shares.    Class I shares are offered at net asset value.   Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.   Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.   All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.   The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.   Investments in Commodity Trading Advisors’ Managed Futures Programs are valued at a fair value based on the net asset value as reported by Commodity Trading Advisors.

If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of March 31, 2011 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Commodity Trading Advisors	$ -	$ 62,692,779	$ -	$ 62,692,779
Corporate Bonds & Notes	-	43,713,826	-	43,713,826
U.S. Government & Agency Obligations	-	64,121,575	-	64,121,575
Short-Term Investments	3,304,280	19,498,304	-	22,802,584
Total	$ 3,304,280	$ 190,026,484	$ -	$ 193,330,764

There were no significant transfers in to or out of Level 1 or 2 during the current period presented.

The Fund did not hold any level 3 securities during the period.

Managed Futures Programs and PFS Fund Limited (“PFSFL”) –

The consolidated financial statements of the Fund include PFSFL, a wholly-owned and controlled subsidiary.   All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

The Fund and PFSFL invest in the global derivatives markets through the use of one or more proprietary Managed Futures programs.  Managed Futures programs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options, forward contracts, and other derivative instruments.  It is anticipated that the Managed Futures programs used by the Fund and PFSFL will be tied to a variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products.  The Fund and PFSFL’s investment in a Managed Futures program may be through investment in one or more unaffiliated private investment vehicles or unaffiliated commodity pools advised by one or more Commodity Trading Advisors (“CTAs”) registered with the U.S. Commodity Futures Trading Commission.  The Fund, or PFSFL, does not consolidate the assets, liabilities, capital or operations of the unaffiliated CTAs into their consolidated financial statements.  Rather, the CTAs are separately presented as an investment in the Fund’s consolidated portfolio of investments.  Income, gains and unrealized appreciation or depreciation on the investments in the CTAs are recorded in the Fund’s consolidated statement of assets and liabilities and the Fund’s consolidated statement of operations.

In accordance with its investment objectives and through its exposure to the aforementioned Managed Futures programs, the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

A summary of the Fund’s investments in the PFSFL is as follows:

PFS Fund Limited ("PFSFL") *
March 31, 2011
Fair Value of Systematic Trading Companies	$ 43,748,060
Other Assets	$ 7,350,342
Total Net Assets	$ 51,098,402

Percentage of the Fund's Total Net Assets	24.72%

* PFSFL commenced operations on August 23, 2010

For tax purposes, PFSFL is an exempted Cayman investment company. PFSFL has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, PFSFL is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, PFSFL’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.   Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS

For the period ended March 31, 2011, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $111,591,420 and $3,471,626, respectively.

4. INVESTMENT IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.  A Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies.  A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more that 15% of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities.  Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of March 31, 2011, the Fund was invested in the following restricted securities:

Security	Acquisition Date	Shares	Cost	Value	% of Net Assets
Quantitative Global 3x Fund, Ltd.	2/10/2011	2,498,191	$ 2,539,772	$ 2,541,881	1.23%
The Tap Fund, Ltd.	1/3/2011	1,974,762	$ 2,000,000	$ 2,113,472	1.02%

5. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Mount Yale Asset Management, LLC serves as the Fund’s Investment Advisor (the “Advisor”). The Advisor has engaged 6800 Capital, LLC and Congress Asset Management Co. as the sub-advisors to the Fund. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.80% of the Fund’s average daily net assets.   Pursuant to a sub-advisory agreement, the Advisor pays 6800 Capital, LLC and Congress Asset Management Co. a sub-advisory fee, computed and accrued daily and paid monthly.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until July 31, 2011, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 2.20% and 1.95% per annum of the Fund’s average daily net assets for Class A and Class I shares, respectively.   For the period ended March 31, 2011, the Advisor waived fees and reimbursed expenses in the amount of $197,927.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 2.20% and 1.95% of average daily net assets attributable to Class A and Class I shares, respectively, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 2.20% and 1.95% of average daily net assets for each share class. If Fund Operating Expenses attributable to Class A and Class I shares subsequently exceed 2.20% and 1.95%, respectively per annum of the average daily net assets, the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

As of March 31, 2011, the Advisor has $197,927 of waived/reimbursed expenses that may be recovered no later than March 31, 2014.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor.   The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares.   The Distributor is an affiliate of GFS. For the period ended March 31, 2011, the Distributor received $280,862 in underwriting commissions for sales of Class A shares, of which $39,517 was retained by the principal underwriter or other affiliated broker-dealers.

The Fund pays its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the audit committee its pro rata share of an additional $2,500 per quarter.   The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements, GFS is compensated for providing administration, fund accounting and transfer agency services to the Fund as follows:

Administration.  The Fund pays GFS an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund is subject to a minimum annual fee. The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly as follows:

The greater of:

A minimum annual fee of $40,000 per annum or

-

10 basis points or 0.10% per annum on the first $100 million in net assets

-

8 basis points or 0.08% per annum on the next $150 million in net assets

-

6 basis points or 0.06% per annum on net assets greater than $250 million

Fund Accounting.  Total charges for Fund Accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month. The Fund pays GFS a base annual fee of $27,000 plus $6,000 for each additional share class above one plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

-

2 basis points or 0.02% on net assets of $25 million to $100 million

-

1 basis point or 0.01% on net assets greater than $100 million

Transfer Agency.  For the services rendered by GFS in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The fees are billed monthly as follows:

-

The greater of the annual minimum or per account charges.   The annual minimum is $18,000 per class and the per account charge is $16.00 for open accounts and $2.00 for closed accounts.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC  (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the period ended March 31, 2011, the Fund incurred expenses of $8,786 for compliance services pursuant to the Trust’s Agreement with NLCS.  Such fees are included in the line item marked “Compliance Officer Fees” on the consolidated statement of operations in this shareholder report.

GemCom, LLC (“GemCom”)

GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.   For the period ended March 31, 2011, GemCom collected amounts totaling $7,790 for EDGAR and printing services performed.   Such fees are included in the line item marked “Printing and Postage Expenses” on the consolidated statement of operations in this shareholder report.

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following period was as follows:

As of March 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation/(depreciation) is primarily attributable to the tax adjustments relating to the Fund’s holding in PFSFL and CTAs.

Permanent book and tax differences are primarily attributable to the Fund’s holdings in CTAs, resulted in reclassification for the period ended March 31, 2011 as follows: a decrease in paid in capital of $514,668; a decrease in accumulated net investment loss of $483,216 and a decrease in accumulated net realized loss from security transactions of $31,452.

7. NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales issuances and settlements of Level 3 securities on a gross basis rather than a net as currently required.   Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. generally accepted accounting principles (“GAAP”) and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

8.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Princeton Futures Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities of Princeton Futures Strategy Fund (Fund), including the consolidated portfolio of investments, as of March 31, 2011, and the related consolidated statements of operations, changes in net assets and financial highlights for the period from July 19, 2010 (commencement of operations) through March 31, 2011. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2011, the results of its operations, changes in its net assets and the financial highlights for the period from July 19, 2010 (commencement of operations) through March 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey & Pullen, LLP

Denver, Colorado

May 31, 2011

Princeton Futures Strategy Fund

EXPENSE EXAMPLES

March 31, 2011 (Unaudited)

As a shareholder of the Princeton Futures Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Princeton Futures Strategy Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2010 through March 31, 2011.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Princeton Futures Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period* 10/1/10 – 3/31/11	Expense Ratio During Period** 10/1/10 – 3/31/11
Class A	$1,000.00	$1,039.50	$11.19	2.20%
Class I	1,000.00	1,041.90	9.93	1.95

Hypothetical (5% return before expenses)	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period* 10/1/10 – 3/31/11	Expense Ratio During Period** 10/1/10 – 3/31/11
Class A	$1,000.00	$1,013.96	$11.05	2.20%
Class I	1,000.00	1,015.21	9.80	1.95

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

**Annualized.

Princeton Futures Strategy Fund

SUPPLEMENTAL INFORMATION

March 31, 2011 (Unaudited)

Approval of Advisory Agreement –Princeton Futures Strategy Fund

In connection with a regular meeting held on March 25, 2010 (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Mount Yale Asset Management, LLC (“Mt Yale” or the “Adviser”) and the Trust, on behalf of Princeton Futures Strategy Fund (“Princeton” or the “Fund”). In considering the proposed Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement. These materials included: (a) information on the investment performance of the Adviser, a peer group of funds and appropriate indices with respect to the Fund; (b) arrangements in respect of the distribution of the Fund’s shares; and (c) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by the Adviser including information on (a) the overall organization of the Adviser, (b) investment management staffing, and (c) the financial condition of the Adviser.

In their consideration of the proposed Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement include the following:

Nature, Extent and Quality of Services.  A presentation was given by representatives of the Adviser regarding the Fund’s investment strategies.  The Trustees discussed the extent of the Adviser’s research capabilities and the experience of its Fund management personnel.  The Trustees concluded that the Adviser has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  Because Princeton has not yet commenced operations, the Trustees could not consider its investment performance of the Fund.  However, the Board, including the Independent Trustees, considered the Adviser’s performance with its existing accounts, as well as other factors relating to the adviser’s track record. The Board concluded that the Adviser’s past performance was acceptable.

Fees and Expenses.  The Board noted that the Adviser would charge a 1.80% annual advisory fee based on the average net assets of the Fund.  The Trustees reviewed information regarding fees and expenses of comparable funds and concluded that Princeton’s advisory fee and expense ratio were acceptable in light of the quality of the services the Fund expected to receive from the Adviser, and the level of fees paid by the funds in the peer group.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  It was the consensus of the Board that based on the anticipated size of Princeton for the initial two years of its Advisory Agreement, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. They also considered the profits to be realized by the Adviser from other activities related to the Fund. The Trustees concluded that because of Princeton’s expense limitation agreement and the expected asset levels, they were satisfied that the Adviser’s level of profitability from its relationship with the Fund would not be excessive.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that approval of the Advisory Agreement is in the best interests of each Trust and the shareholders of the Fund.

Approval of Sub-Advisory Agreement - Princeton Futures Strategy Fund

In connection with a regular meeting held on March 25, 2010, the Board of the Northern Lights Fund Trust (the “Trust”), including a majority of the Independent Trustees, discussed the approval of the sub-advisory agreements between 6800 Capital, LLC (“6800”) and Congress Asset Management Company, LLP (“Congress”) (the “Sub-Advisers”) and the Trust on behalf of the Princeton Futures Strategy Fund (the “Sub-Advisory Agreements”). In considering the proposed Sub-Advisory Agreements, the Board received materials specifically relating to the Sub-Advisory Agreements. These materials included: (a) information on the investment performance of the Sub-Advisers’ similarly managed accounts, a peer group of funds and appropriate indices with respect to the Fund; (b) arrangements with respect to the distribution of the Fund’s shares; and (c) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by the Sub-Advisers’ including information on (a) the overall organization of each Sub-Advisers’; (b) investment management staffing; and (c) the financial condition of each Sub-Advisers’.

In its consideration of the proposed Sub-Advisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Sub-Advisory Agreements include the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of each Sub-Adviser research capabilities and the experience of its fund management personnel.  The Trustees concluded that each Sub-Adviser has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  The Board, including the Independent Trustees, considered the experience of the portfolio managers and the prior performance of the Sub-Adviser’s with its existing accounts.  The Board concluded that each Sub-Adviser has potential to deliver favorable performance.

Fees and Expenses.  The Board noted that the 6800 would charge a fee equal to two-thirds of the advisory fee, based upon the average net assets of the Fund and Congress would charge a 0.20% annual sub-advisory fee, based upon the average net assets of the Fund. It was noted that the Sub-Adviser’s fee would be paid directly by Adviser based upon the Fund’s current management fee and there would be no increased ongoing cost to shareholders as a result of the Sub-Adviser’s appointment as the Fund’s Sub-Adviser. The Trustees concluded that the Fund’s sub-advisory fees was acceptable in light of the quality of the services the Fund expected to receive from each Sub-Adviser.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the anticipated size of the Fund for the initial two years of the Sub-Advisory Agreements, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by the Sub-Advisers in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  They also considered the profits to be realized by the Sub-Advisers from other activities related to the Fund.  The Trustees concluded that because of the Fund’s expense limitation agreement and the expected asset levels, they were satisfied that each Sub-Adviser’s level of profitability from its relationship with the Fund would not be excessive.

Conclusion. Having requested and received such information from the Sub-Advisers as the Board believed to be reasonably necessary to evaluate the terms of the proposed Sub-Advisory Agreements, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the Sub-Advisory fee structures is fair and reasonable and that approval of the Sub-Advisory Agreements is in the best interests of the Trust and the Fund’s shareholders, and unanimously approved the proposed Sub-Advisory Agreements.

Princeton Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Continued)

March 31, 2011 (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The term of office of each Trustee listed below began during the year 2005 and will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

                        Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
L. Merill Bryan Age: 66	Trustee Since 2005	Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation (a railroad company) (1966-2005).	77	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Anthony J. Hertl Age: 60	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	77

AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisors Trust and Global Real Estate Fund

Gary W. Lanzen Age: 57	Trustee Since 2005	Chief Investment Officer (since 2006); President, Orizon Investment Counsel, LLC (2000-2006); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	77	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Mark H. Taylor Age: 47	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	77	Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)

                       Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** Age: 58	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	77	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund ; Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	President Since 2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	Treasurer Since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Age: 34	Secretary Since 2011	Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2006 - 2008).	N/A	N/A
Lynn Bowley Age: 52	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	Assistant Treasurer Since 2006	Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A

Princeton Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Continued)

March 31, 2011 (Unaudited)

                     Interested Trustees and Officers Continued

Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 Age: 42	Assistant Treasurer Since 2009	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 Age: 33	Assistant Treasurer Since 2010	Manager of Fund Administration, Gemini Fund Services, LLC (since 2008); Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 Age: 38	Assistant Treasurer Since 2010	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the   Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Fund is committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Fund believes that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law.  For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-868-9501 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-868-9501.

INVESTMENT ADVISOR

Mount Yale Asset Management, LLC

1125 17th Street, Suite 1400

Denver, CO 80202

INVESTMENT SUB-ADVISORS

6800 Capital, L.L.C.

One Palmer Square, Suite 530

Princeton, NJ 08542

Congress Asset Management Co.

2 Seaport Lane, 5th Floor

Boston, MA 02210

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2011 - $ 35,000

(b)

Audit-Related Fees

2011 – None

(c)

Tax Fees

2011 - $ 10,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2011 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

 2011

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                          2011 - None

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

           Andrew B. Rogers, President

Date

6/8/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

           Andrew B. Rogers, President

Date

6/8/11

By (Signature and Title)

/s/ Kevin E. Wolf

           Kevin E. Wolf, Treasurer

Date

6/8/11